Exhibit 10.43

1. Date of Agreement 10th March 2014 HULL S414 tbn ECOTANK
2.	Owner (name, place of registered office and law of registry) (Cl. 1) MONTE CARLO SEVEN SHIPPING COMPANY LTD	3.	Managers (name, place of registered office and law of registry) (Cl. 1) CENTRAL SHIPPING MONACO SAM
	Name The Trust Company Complex, Ajeltake Road , Ajeltake Island, Majuro, Marshall Islands		Name Palais de la Scala, 1 Avenue Henry Dunant, Monaco MC 98000
	Place of registered office Marshall Islands		Place of registered office Monaco

	Law of registry		Law of registry
4. Day and year of commencement of Agreement (Cl. 2) 10th March 2014
	5. Crew Management (state “yes” or “no” as agreed) (Cl. 3.1) YES		6. Technical Management (state “yes” or “no” as agreed) (Cl. 3.2) YES
	7. Commercial Management (state “yes” or “no” as agreed) (Cl. 3.3) YES		8. Insurance Arrangements (state “yes” or “no” as agreed) (Cl. 3.4) YES
	9. Accounting Services (state “yes” or “no” as agreed) (Cl. 3.5) YES		10. Sale or purchase of the Vessel (state “yes” or “no” as agreed) (Cl. 3.6) YES
	11. Provisions (state “yes” or “no” as agreed) (Cl. 3.7) YES		12. Bunkering (state “yes” or “no” as agreed) (Cl. 3.8) YES
	13. Chartering Services (only to be filled in if “yes” stated in box 7) (Cl . 3.3(i)) FOR THE ENTIRE DURATION OF THIS AGREEMENT		14. Managers’ Insurance (state alternative (i), (ii) or (iii) of Cl. 6.3) ( i )
	15. Annual Management Fee (state annual amount) (Cl. 8.1) AS PER ANNEX “E”		16. Severance Costs (state maximum amount) (Cl. 8.4(ii)) AT COST AS PER SEAMEN COLLECTIVE AGREEMENT
	17. Day and year of termination of Agreement (Cl. 17) Duration 5 years, automatically renewed.		18. Law and Arbitration (state alternative 19.1, 19.2 or 19.3; if 19.3 place of arbitration must be stated) (Cl. 19) AS PER CLAUSE 19.1
19. Notices (state postal and cable addresses, telex and telefax number for serving notice and communication to the Owners) (Cl. 20)

TOP SHIPS INC.
1, VAS.SOFIAS & MEG. ALEXANDROU STR.,
15124, MAROUSSI, ATHENS, GREECE
E-mail :  vi@topships.org
Fax      : +30 210 6141 276

20. Notices (state postal and cable addresses, telex and telefax number for serving notice and communication to the Managers) (Cl. 20)

CENTRAL SHIPPING MONACO SAM
Palais de la Scala, 1 Avenue Henry Dunant,
Monaco MC 98000
E-mail:  ops@centralshippingmonaco.mc
Fax      : +377 97 97 96 27

It is mutually agreed between the party stated in Box 2 and the party stated in Box 3 that this Agreement consisting of PART I and PART II as well as Annexes “A” (Details of Vessel), “B” (Details of Crew), “C” (Budget), and “D” (Associated Vessels) attached hereto, shall be performed subject to the conditions contained herein.  In the event of a conflict of conditions, the provisions of PART I and Annexes “A”, “B”, “C” and “D” shall prevail over those of PART II to the extent of such conflict but no further..

Signature(s) (Owners) MONTE CARLO SEVEN SHIPPING COMPANY LTD	Signature(s) (Managers) CENTRAL SHIPPING MONACO SAM

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the test of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document

ANNEX "A" (DETAILS OF VESSEL OR VESSELS) TO
THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)
STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: "SHIPMAN 98'

Date of Agreement:	10th March 2014
Name of Vessel(s):	Hull Number S414 tbn ECOTANK Particulars of Vessel:

TYPE OF VESSEL	Oil and Chemicals Ship Type IMO 2
HULL TYPE	Double Hull
IMO NUMBER	9695834
FLAG	LIBERIA
YEAR & PLACE BUILT	2016 at Hyundai Vinashin Shipyard, Vietnam
CLASS SOCIETY	ABS
CALL SIGN	tba
LOA, BREADTH, DEPTH	183.06 M / 32,20 M / 19,10 M
SDWT - DRAFT	50,088 MT @ 13.30 M

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the test of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document

ANNEX "B" (DETAILS OF CREW) TO
THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)
STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: "SHIPMAN 98'

Date of Agreement:	10th March 2014
Details of Crew:

Rank	Number	Nationality

Master	1	Bulgarian / Filipino
Chief Officer	1	Filipino
Second Officer	1	Filipino
Third Officer	1	Filipino
Chief Engineer	1	Filipino
Second Engineer	1	Filipino
Third Engineer	1	Filipino
Electrician	1	Filipino
Pumpman	1	Filipino
Bosun	1	Filipino
Able Seaman	3	Filipino
Ordinary Seaman	2	Filipino
Deck Cadet	1	Filipino
Oiler	1	Filipino
Wiper	1	Filipino
Engine Cadet	1	Filipino
Cook	1	Filipino
Mess Boy	2	Filipino
CREW TOTAL	22

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the test of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document

ANNEX "C" (ANNUAL MANAGEMENT BUDGET)
TO THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)
STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: "SHIPMAN 98'

Date of Agreement:	10th March 2014

Managers Budget in USD effective from the first year of operations.

Hyundai Vinashin Shipyard MR Oil and Chemical Tanker 50,000 DWT
Proposed Budget for first year of operations
Accounts Code	Crew	Daily Amount	Annual Amount	Annual Summary
	CREW SALARIES & FIXED OVERTIME	2.516,44	$918.500
	ADDITIONAL CREW OVERTIME	0,00	$0
	OWNERS CREW BONUS	41,10	$15.000
	CREW TRANSPORTATION EXPS	232,88	$85.000
	CREW COMPULSORY INSURANCE	6,85	$2.500
	CREW INSURANCE FOR P&I DEDUCTIBLE	16,44	$6.000
	CREW PRE-JOINING TRAININGS	27,40	$10.000
	CREW PRE-JOINING MEDICAL EXPS	9,59	$3.500
	CREW VARIOUS EXPENSES	219,18	$80.000
	MANNING AGENT MANAGEMENT FEE	82,19	$30.000
	MANNING AGENT EXPENSES	9,86	$3.600
	VICTUALING - PROVISIONS	221,92	$81.000	$1.239.100
	WATER	10,96	$4.000
	Crew Subtotal	3.394,79	$1.239.100
Accounts Code	Insurance
64001	HULL & MACHINERY	273,97	$100.000
64002	INSURANCE LOSS OF HIRE	0,00
64003	WAR RISKS ANNUAL PREMIUM	8,22	$3.000
64004	P&I	135,62	$49.500
64005	FD D	27,40	$10.000
64006	MARINE INTEREST	0,00
64007	PURCHASERS INTEREST INSURANCE	0,00		$162.500
64008	BACK CALLS-(INSURANCE) SUPPLEMENTARY	0,00
	Insurance Subtotal	445,21	$162.500
Accounts Code	Repairs and Maintenance
67001	AUX.MACHINERY REPAIRS/MAINTENANCE	27,40	$10.000
67003	BOILER REPAIRS/MAINTENANCE	41,10	$15.000
67005	CHEMICALS & GASES	41,10	$15.000
67013	DECK SPARE PARTS - REPAIR/MAINTENANCE	27,40	$10.000
67006	DIESEL GENERATORS - REPAIRS/MAINTENANCE	41,10	$15.000
67017	MAIN ENGINE REPAIRS/MAINTENANCE	41,10	$15.000
67008	PAINTS AT SEA	27,40	$10.000
67010	RADIO ROOM NAVIGATION MAINTENANCE	13,70	$5.000
67011	REPAIRS - MAINTENANCE	41,10	$15.000
67012	SLOPS & GARBAGE REMOVAL	0,00	$0
67016	SUPER.ENGIN/PORT CPTN OTHER FEES&EXPS	54,79	$20.000	$135.000
67019	VESSELS IT HARDWARE EQUIPMENT	13,70	$5.000
	Repairs and Maintenance Subtotal	369,86	$135.000
Accounts Code	Other Vessel Operating Expenses
66010	SAFETY ITEMS	41,10	$15.000
68001	CABIN STORES - ACCOMODATION	13,70	$5.000
68015	GALLEY-KITCHEN EQUIPMENT	6,85	$2.500
68013	WATER SUPPLY	0,00	$0
66002	ACCRUALS-OPERATING EXPS	0,00	$0
66001	APPROVAL-SUITABILITY INSPECTIONS	82,19	$30.000
66004	CHARTS/N.PUBLICATIONS	27,40	$10.000
66023	CLASS AND STATUT CERTIFICATES/INSPECTION	27,40	$10.000
66005	CLEARING/FORWARDING EXPS	68,49	$25.000
66006	DECK STORES	41,10	$15.000
66007	ELECTR.DEPT-STORES	13,70	$5.000
66008	ENGINE STORES	27,40	$10.000
66022	FLAG CERTIFICATES/INSPECTION	4,11	$1.500
66026	OTHER CONSULTANCY DOCUMENTATION SERVICES	41,10	$15.000
66021	PORT DUES RELATED TO PROTECTING AGENTS	27,40	$10.000
66018	PROTECTING AGENTS FEES/EXPENSES	27,40	$10.000
66027	QUALITY DPT CERTIFICATES/INSPECTION	27,40	$10.000
66024	SAFETY EQUIP MAR CERTIFICATES/INSPECTION	27,40	$10.000
66025	SAFETY EQUIP TEC CERTIFICATES/INSPECTION	41,10	$15.000
66011	STATIONERY EXPS	13,70	$5.000
66019	SUBSCRIPTIONS & MEMBERSHIPS	6,85	$2.500
66020	TECHNICAL CONSULTANCY DOCUMENTATION SERV	27,40	$10.000
66012	TELECOMMUNICATIONS	41,10	$15.000
66013	TONNAGE TAX	20,55	$7.500	$241.500
66014	VARIOUS EXPS	6,85	$2.500
	Other Vessel Operating Expenses Subtotal	661,64	$241.500
66009	Lubricants	493,15	$180.000	$180.000
Accounts Code	Spares
67002	AUX.MACHINERY SPARE PARTS	27,40	$10.000
67004	BOILER SPARES	27,40	$10.000
67014	DECK SPARE PARTS	27,40	$10.000
67007	DIESEL GENERATORS SPARE PARTS	27,40	$10.000
67015	MAIN ENGINE SPARE PARTS	41,10	$15.000	$60.000
67009	RADIO ROOM NAVIGATION-EQUIPMENT SPARES	13,70	$5.000
	Spares Subtotal	164,38	$60.000
	Extraordinary Expenses	0,00
	Less corresponding claims	0,00
	TOTAL OPEX WITHOUT DD EXPENSES		$2.018.100
	DAILY OPEX WITHOUT DD EXPENSES		$5.529
	DD Adjustments (5y / 2.5y amortization)	0,00		$5.529
	TOTAL OPEX WITH DD EXPENSE	5.529,04	$2.018.100
	DAILY OPEX WITH DD EXPENSES		$5.529

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the test of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document

ANNEX "D" (ASSOCIATED VESSELS) TO
THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO)
STANDARD SHIP MANAGEMENT AGREEMENT - CODE NAME: "SHIPMAN 98'

NOTE: PARTIES SHOULD BE AWARE THAT BY COMPLETING THIS ANNEX "D" THEY WILL BE SUBJECT TO THE PROVISIONS OF SUB-CLAUSE 18.1(i) OF THIS AGREEMENT.

Date of Agreement:	10th March 2014
Details of Associated Vessels:

:

Hull S406 tbn ESHIPS TAWEELAH
Hull S407 tbn ESHIPS BURAIMI
Hull S414 tbn ECOTANK
Hull S417 tbn ECOSHIP
Hull S418 tbn ECOFLEET
Hull S419 tbn ECO REVOLUTION

ANNEX E  (Management Fees)

Duration of Contract Services and Relevant Fees:
Five (5) years, automatically renewed.

●   USD 550 per day per vessel for Technical and Crew Management, Insurance, Provisions and Bunkering.
      Applicable 3 months prior delivery from the yard.
●    USD 300 per day per vessel for Commercial Management.
        Applicable from the date of delivery from the yard.
●    Accounting Services at cost.

Fee Annual Increase:	Based on total percentage increase in the U.S. Consumer Price Index over the previous year, but not less than 2% and not more than 5%.
Commission on all hires / gross freight /demurrage: Sales and Purchase Commission: N/B Construction – Supervision Fee:	1.25% 1% of the Sale or the Purchase Price 7% of actual cost.
Managers’ Superintendent’s Fee beyond 10 days per annum:	USD 500 per day, plus actual expenses.
Notice of Termination: Termination Fees:	18 months Fees for 12 months.
1. Manager shall be entitled to receive additional remuneration for any increase in administrative costs and expenses resulting from the introduction of a new, or a change in the interpretation of applicable laws and regulations, or concerning ship management services.
2. Owners to pay the deductible of any insurance claim relating to the vessels, or for any claim that is within such deductible range.
3. Owners to pay any tax, dues, or ransom in a case of piracy, or fines imposed on vessel or Manager, due to the operation of the vessel.
4. The above management fees are agreed on the basis of the number of the associated vessels as per ANNEX D of this agreement.

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which is not clearly visible, the test of the original BIMCO approved document shall apply. BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document